UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2007

USA TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Pennsylvania	33-70992	23-2679963
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

610-989-0340
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On October 17, 2007, USA Technologies, Inc. entered into a securities purchase agreement (collectively, the “Agreements”) with institutional investors (“Buyers”). Pursuant to the Agreements, the Company sold to the Buyers a total of 2,142,871 shares of the Company’s Common Stock (“Shares”) at a price of $7.00 per Share, for gross proceeds of $15,000,097.

All of the Buyers qualified as accredited investors as such term is defined in Rule 501 under the Securities Act of 1933, as amended (“Act”). The Shares issued by the Company to the Buyers have not been registered under the Act. The offer and sale of the Shares by the Company to the Buyers was exempt from the registration requirements of the Act pursuant to Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.

William Blair & Co., LLC (“Blair”) acted as the exclusive placement agent for the private placement. As compensation for its services, Blair will receive from the Company a fee equal to eight percent of the total consideration to be received by the Company as a result of the offering. The fee will be comprised of seven percent in cash and one percent in the form of five-year warrants for the purchase of the Company’s Common Stock at 110% of the purchase price paid by the Buyers.

Pursuant to the Registration Rights Agreement entered into between the Company and each Buyer, the Company agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the Shares within thirty days. The Registration Rights Agreement provides that if the registration statement is not declared effective within ninety days from the date of the Agreements (and provided that the registration is not subject to a full review by the SEC), the Company is required to pay to the Buyers one percent of the aggregate subscription price paid by the Buyers for every thirty days beyond such ninety day period that the registration statement is not effective. The maximum aggregate penalty payable to the Buyers is twelve percent of the aggregate subscription price paid by the Buyers.

On October 17, 2007, the Company issued a press release reporting its entry into the Agreements and the private placement contemplated thereby, which is filed hereto as Exhibit 99-1.

ITEM 9.01. Financial Statements and Exhibits

   (d) Exhibits

The following Exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibit

4.1	Form of Securities Purchase Agreement dated
October 17, 2007 between USA Technologies,
Inc. and each of the Buyers.

4.2	Form of Registration Rights Agreement dated
October 17, 2007 between USA Technologies,
Inc. and each of the Buyers.

99.1	Press Release of USA Technologies, Inc.
issued October 17,2007.

SIGNATURES

     Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

By: /s/ George R. Jensen, Jr.
George R. Jensen, Jr.,
Chief Executive Officer
Dated: October 17, 2007

Index to Exhibits

Exhibit No.	Description of Exhibit
4.1	Form of Securities Purchase Agreement dated
October 17, 2007 between USA Technologies,
Inc. and each of the Buyers.

4.2	Form of Registration Rights Agreement dated
October 17, 2007 between USA Technologies,
Inc. and each of the Buyers.

99.1	Press Release of USA Technologies, Inc.
issued October 17, 2007.

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